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                                                                      ----------------------
                                                                      SHARES OF COMMON STOCK
                                                                      ----------------------
             CERTIFICATE
             ===========

NO              3654                              NUMBER                                                  SHARES
                                                   3654
                                                                       SNB BANCSHARES, INC.
For                               Shares           SNB                  MACON, GEORGIA                     SNB

              Issued to                                 Incorporated Under the Laws of the State of Georgia

_________________________________________
                                                  THIS CERTIFIES THAT______________________________________ is the
_________________________________________         registered holder of_____________________________________ Shares

_________________________________________                            OF THE COMMON STOCK OF THE CORPORATION
                                                  transferable only on the books of the Corporation by the holder hereof in
Dated ______________________________ 19__         person or by Attorney upon surrender of this Certificate properly endorsed.

           FROM WHOM TRANSFERRED                  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this____________________day of _______________A.D. 19_______
_________________________________________
                                                   ____________________________                           ________________________
Dated ______________________________ 19__          Secretary                                                             President

NO. ORIGINAL  NO. ORIGINAL  NO. OF SHARES
CERTIFICATE      SHARES      TRANSFERRED



_________________________________________

Received CERTIFICATE NO._________________

For ______________________________ Shares

this___________day of____________19______

_________________________________________

_________________________________________
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     For Value Received,____________ hereby sell, assign and transfer unto____________________________________________________________________________
_____________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________________ attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________________ 19_______